As filed with the Securities and Exchange Commission on May 5, 1999
                                                    Registration No. ___________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

       [ ] Pre-Effective Amendment No. [ ] Post-Effective Amendment No.___

                              FOUNDERS FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                             2930 East Third Avenue
                             Denver, Colorado 80206
                    (Address of Principal Executive Offices)

                  P.O. Box 173655, Denver, Colorado 80217-3655
                                (Mailing Address)

                                 (303) 394-4404
                  (Registrant's Area Code and Telephone Number)

                         Kenneth R. Christoffersen, Esq.
                             2930 East Third Avenue
                             Denver, Colorado 80206

                     (Name and Address of Agent for Service)

                                   Copies to:
                           Clifford J. Alexander, Esq.
                             Thomas M. Leahey, Esq.
                           Kirkpatrick & Lockhart LLP
                   1800 Massachusetts Avenue, N.W., 2nd Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

         Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

         Title of securities being registered: Common stock, par value $0.01 per share.

         No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

         IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON JUNE 4, 1999, PURSUANT TO RULE 488.

                              FOUNDERS FUNDS, INC.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Part A - Prospectus/Proxy Statement

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                             FOUNDERS FRONTIER FUND
                       (a series of Founders Funds, Inc.)

                                  June 4, 1999

Dear Founders Frontier Fund Shareholder:

         The following proxy materials describe a proposal that Founders Frontier Fund ("Frontier Fund") reorganize and become part of Founders Discovery Fund ("Discovery Fund"). If the proposal is approved and implemented, you will automatically become a shareholder of Discovery Fund.

         YOUR  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  A  VOTE  FOR  THIS
PROPOSAL. The Board believes that combining the two Funds will benefit you by providing you with a portfolio that has an investment objective that is substantially identical to that of Frontier Fund, the same portfolio manager, and a larger combined asset base that could produce certain economies of scale resulting in a lower expense ratio. The proxy materials provide more information about the proposed reorganization and the two Funds.

         We encourage you to read the full text of the proxy materials. To help you more fully understand its contents, we have prepared a few brief Questions and Answers ("Q&A") regarding this proposal. The Q&A is on the reverse side of this letter.

         YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. VOTING YOUR SHARES PROMPTLY WILL PERMIT FRONTIER FUND TO AVOID COSTLY FOLLOW-UP MAIL AND TELEPHONE SOLICITATION. AFTER REVIEWING THE ATTACHED MATERIALS, PLEASE COMPLETE, DATE, AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE TODAY. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, YOU MAY VOTE BY TELEPHONE, BY FACSIMILE, THROUGH THE INTERNET, OR IN PERSON.


                                               Very truly yours,



                                               Jay A. Precourt
                                               Chairman
                                               Founders Funds, Inc.

Q.       WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

         A. In order to combine Frontier Fund with Discovery Fund, state law requires your approval. As a Frontier Fund owner, you are being asked to approve this proposal.

Q.       WHAT ARE THE BENEFITS TO ME AS A SHAREHOLDER?

         A. The reorganization will result in a single Founders small-cap fund with a larger combined asset base. The Board believes that this combination will produce certain economies of scale, which could result in a lower expense ratio. In addition, the Board believes that combining the Funds will promote more efficient portfolio management, since it would result in a single portfolio of small-capitalization stocks, rather than two smaller portfolios of such securities.

Q.       HOW WILL THE PROPOSAL AFFECT ME AS A FUND SHAREHOLDER?

         A. On the date of the reorganization, you will be issued shares of Discovery Fund having an aggregate net asset value equal to the aggregate net asset value of your Frontier Fund shares on that date. You will not realize any taxable gain or loss as a result of the reorganization, and the aggregate cost basis of your Discovery Fund shares will be the same as it was for your Frontier Fund shares. Your holding period for the Discovery Fund shares you receive will include the holding period for your Frontier Fund shares, provided you held them as a capital asset. Because Frontier Fund's investment objective and policies are substantially similar to those of Discovery Fund, an investment in Frontier Fund is subject to many of the same specific risks as an investment in Discovery Fund.

Q.       HOW DO THE FUND DIRECTORS SUGGEST THAT I VOTE?

         A. After careful consideration, the directors unanimously recommend that you vote "FOR" this proposal.

Q.       WHOM DO I CALL FOR MORE INFORMATION?

         A. If you have any questions regarding the proxy materials or the voting process, please call Shareholder Communications Corporation at 1-800-949-8596 between 9 a.m. and 11 p.m., Eastern time, Monday through Friday. They will be pleased to answer any questions that you may have.

                             FOUNDERS FRONTIER FUND
                       (A SERIES OF FOUNDERS FUNDS, INC.)

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 3, 1999

         Notice is hereby given that a Special Meeting of Shareholders ("Meeting") of Founders Frontier Fund ("Frontier Fund"), a series of Founders Funds, Inc. ("Founders Funds"), will be held at the office of Founders Funds, 2930 East Third Avenue, Denver, Colorado, on August 3, 1999, at 3:00 p.m., Mountain time, for the following purposes:

         (1) To approve a Plan of Reorganization ("Plan") providing for (a) the acquisition of all the assets of Frontier Fund by Founders Discovery Fund ("Discovery Fund"), another series of Founders Funds, in exchange solely for shares of Discovery Fund and the assumption by Discovery Fund of all of the liabilities of Frontier Fund, (b) the distribution of those shares to the shareholders of Frontier Fund, and (c) the subsequent termination of Frontier Fund; and

         (2) To transact other business that properly comes before the Meeting or any adjournment thereof.

         The Board of Directors of Founders Funds has fixed the close of business on May 28, 1999 as the record date for the determination of the shareholders of Frontier Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                           By order of the Board of Directors,



                                           Margaret W. Chambers
                                           Secretary


June 4, 1999
Denver, Colorado

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

IT IS IMPORTANT THAT YOUR SHARES BE VOTED PROMPTLY SO THAT THEY MAY BE REPRESENTED AT THE MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED OR VOTE USING ONE OF THE ALTERNATIVE METHODS DESCRIBED ON THE ENCLOSED INSERT. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY MATERIALS WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.
--------------------------------------------------------------------------------

                             FOUNDERS DISCOVERY FUND
                        A SERIES OF FOUNDERS FUNDS, INC.

                       ----------------------------------

                             FOUNDERS FRONTIER FUND
                        A SERIES OF FOUNDERS FUNDS, INC.

                       ----------------------------------

                             2930 EAST THIRD AVENUE
                             DENVER, COLORADO 80206
                                 1-800-525-2440


                  PROSPECTUS/PROXY STATEMENT DATED JUNE 4, 1999


         This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of Founders Frontier Fund ("Frontier Fund"), a series of Founders Funds, Inc. ("Founders Funds"), in connection with the solicitation of proxies by the Board of Directors of Founders Funds ("Board") for use at a special meeting of shareholders to be held on August 3, 1999, at 3:00 p.m., Mountain time, and at any adjournment thereof ("Meeting"). This Proxy Statement will first be mailed to shareholders on or about June 4, 1999.

         As more fully described in this Proxy Statement, the main purpose of the meeting is to vote on a proposed reorganization. In the reorganization, Founders Discovery Fund ("Discovery Fund"), another series of Founders Funds, would acquire all the assets of Frontier Fund in exchange solely for shares of Discovery Fund and the assumption by Discovery Fund of all of the liabilities of Frontier Fund. Those Discovery Fund shares would then be distributed to the shareholders of Frontier Fund, so that each shareholder of Frontier Fund would receive a number of full and fractional Discovery Fund shares having an aggregate value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's Frontier Fund shares. As soon as practicable following the distribution of shares, Frontier Fund will be terminated.

         Discovery Fund is a diversified series of Founders Funds, which is an open-end management investment company. Discovery Fund's investment objective is to seek capital appreciation.

         This Proxy Statement, which should be retained for future reference, sets forth concisely information about the reorganization and Discovery Fund that you should know before voting on the reorganization. A Statement of Additional Information, dated June 4, 1999, relating to the reorganization and including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by this reference
(that is, the Statement of Additional Information is legally a part of this Proxy Statement). A Prospectus and a Statement of Additional Information for Discovery Fund and Frontier Fund, each dated May 1, 1999, and Discovery Fund and

Frontier Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1998, have been filed with the SEC and are incorporated herein by this reference. Copies of that Prospectus and the Annual Report to Shareholders accompany this Proxy Statement. Copies of the other referenced documents may be obtained without charge, by writing to Founders Funds, Inc., P.O. Box 173655, Denver, Colorado 80217-3655, or by calling toll-free 1-800-525-2440.

         The SEC maintains a website (http://www.sec.gov) that contains the Statement of Additional Information and other material incorporated by reference, together with other information regarding Discovery Fund and Frontier Fund.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OF FOUNDERS DISCOVERY FUND NOR DETERMINED WHETHER THIS PROXY STATEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

VOTING INFORMATION.............................................................1

THE REORGANIZATION.............................................................3

      Summary..................................................................3
      Comparison of Principal Risk Factors ....................................9
      The Proposed Transaction................................................11

Other Business................................................................16

MISCELLANEOUS.................................................................16
      Available Information...................................................16
      Legal Matters...........................................................16
      Experts.................................................................16

APPENDIX A: PLAN OF REORGANIZATION ..........................................A-1

                               VOTING INFORMATION

         A majority of Frontier Fund's shares outstanding on May 28, 1999 ("Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, any officer entitled to preside at, or act as a secretary of, the Meeting shall have the power to adjourn the Meeting until a quorum is present or represented.

         Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issue before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum and in calculating the votes cast at the Meeting if the beneficial owner has executed and timely delivered the necessary instructions for the broker or fiduciary to vote the shares, or if the broker or fiduciary has and exercises discretionary voting power.

         Without notice other than announcement at the Meeting, the presiding officer may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to approve the proposal. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on the proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of the proposal and will vote against adjournment those shares which they are required to vote against the proposal.

         The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if your proxy card is received properly dated and executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date, and return the proxy card, but give no voting instructions, your shares will be voted IN FAVOR of the proposal and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Founders Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

         Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote using either of these methods, you will need the 12-digit "control" number(s) that appears on your proxy card(s). To vote via the Internet, please access www.proxyvote.com on the World Wide Web. To vote by telephone, please call the toll-free number listed on the enclosed proxy card(s). In addition, shares that are registered in your name may be voted by faxing your completed proxy card to 1-800-733-1885.

         The Internet voting procedures are designed to authenticate your identity, to allow you to give your voting instructions, and to confirm that your instructions have been recorded properly. If you vote online, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which you must bear.

         As of the Record Date, Frontier Fund had _____________ shares of common stock outstanding. The cost of the solicitation of proxies will be allocated PRO RATA between Discovery Fund and Frontier Fund (each a "Fund" and, collectively, the "Funds") based on the net assets of each Fund as of the closing of the reorganization described below (or as of the time the reorganization is abandoned if it is not consummated). Solicitation will be made primarily by mail but also may be made by telephone or oral communications by representatives of Founders Asset Management LLC ("Founders"), the investment adviser of each Fund, who will not receive any compensation for these activities from either Fund, or by Shareholder Communications Corporation ("SCC"), professional proxy solicitors, who will be paid fees and expenses of up to approximately $_____ for soliciting services. If votes are recorded by telephone, SCC will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded.

         Founders does not know of any person who, as of the Record Date, owned beneficially 5% or more of the shares of either Fund. Directors and officers of Founders Funds own in the aggregate less than 1% of the shares of each Fund.

         VOTE REQUIRED. Approval of the Plan of Reorganization discussed below requires the affirmative vote of a majority of the outstanding voting securities of Frontier Fund. Each outstanding full share of Frontier Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote.

                               THE REORGANIZATION


SUMMARY

         The following is a summary of certain information contained elsewhere in this Proxy Statement, the Prospectus and Statement of Additional Information of the Funds (which are incorporated herein by reference), and the Plan (as defined below) (which is attached as Appendix A to this Proxy Statement) and is qualified in its entirety by reference thereto.

THE PROPOSED REORGANIZATION

         At a meeting held on March 12, 1999, the Board considered and approved a Plan of Reorganization ("Plan") providing for the following series of transactions (collectively, the "Reorganization"). The Plan provides for the acquisition of all the assets of Frontier Fund by Discovery Fund, in exchange solely for shares of common stock of Discovery Fund and the assumption by Discovery Fund of all the liabilities of Frontier Fund. Frontier Fund then will distribute those shares of Discovery Fund to Frontier Fund's shareholders, so that each Frontier Fund shareholder will receive the number of full and fractional Discovery Fund shares that is equal in aggregate value to the value of the shareholder's holdings in Frontier Fund as of the day the Reorganization is completed. Frontier Fund will be terminated as soon as practicable thereafter.

         As discussed more fully below, the Board believes that the Reorganization will benefit Frontier Fund's shareholders. Discovery Fund has an investment objective that is substantially similar to the investment objective of Frontier Fund and has similar investment strategies. It is anticipated that the Reorganization, which will result in a single Fund with a larger combined asset base, could produce certain economies of scale resulting in a lower expense ratio.

         The Reorganization will occur as of the close of business on August 13, 1999, or at a later date when the Reorganization is approved and all contingencies have been met ("Closing Date").

         For the reasons set forth below under "The Proposed Transaction - Reasons for the Reorganization," the Board, including its directors who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"), has determined that the Reorganization is in the best interests of Frontier Fund, that the terms of the Reorganization are fair and reasonable and that the interests of Frontier Fund's shareholders will not be diluted as a result of the Reorganization. Accordingly, the Board recommends approval of the transaction. In addition, the Board, including its Independent Directors, has determined that the Reorganization is in the best interests of Discovery Fund, that the terms of the Reorganization are fair and reasonable and that the interests of Discovery Fund's shareholders will not be diluted as a result of the Reorganization.

COMPARATIVE FEES

         Founders does not charge any fees to buy, sell or exchange shares of either Fund (although a $6 fee will be assessed for wire redemptions). The only Fund costs a shareholder pays are annual Fund operating expenses that are deducted from Fund assets. The fees and expenses incurred for the fiscal year ended December 31, 1998 by each Fund, and PRO FORMA fees for Discovery Fund after giving effect to the Reorganization, are shown below.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)

                                                                   COMBINED FUND
                                 DISCOVERY FUND    FRONTIER FUND    (PRO FORMA)
                                                                   -------------
                                                                    (UNAUDITED)

Management Fees                     1.00%             1.00%             0.92%

12b-1 Fees(1)                       0.25%             0.25%             0.25%

Other Expenses                      0.32%             0.40%             0.33%
                                    -----             -----             -----

Total Fund Operating Expenses       1.57%             1.65%             1.50%

(1) Long-term shareholders may, over time, indirectly pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

EXAMPLE OF EFFECT ON FUND EXPENSES

         The example below is intended to help you compare the cost of investing in Frontier Fund with the cost of investing in Discovery Fund, as well as the cost of investing in Discovery Fund assuming the Reorganization has been completed.

         The example assumes that you invest $10,000 in the specified Fund for the time periods indicated and redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that all dividends and other distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions, your costs would be:

                    ONE YEAR      THREE YEARS      FIVE YEARS       TEN YEARS
                    --------      -----------      ----------       ---------

Discovery Fund        $161            $499            $861            $1,878

Frontier Fund         $169            $524            $903            $1,967

Combined Fund         $153            $474            $818            $1,791

FORM OF ORGANIZATION

         Each Fund is a separate series of Founders Funds, a no-load, open-end, diversified management investment company that was organized as a Maryland corporation on June 19, 1987. Founders Funds' Articles of Incorporation authorize the directors to issue up to 3 billion shares, par value $0.01 per share. Of the authorized shares of Founders Funds, 100 million have been allocated to each Fund. Neither Fund is required to (nor does it) hold annual shareholder meetings.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

         Founders serves as the investment adviser to both Funds. In this capacity, Founders supervises all aspects of both Funds' operations and administration. Founders is a 90%-owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Bank Corporation, a publicly owned multi-bank holding company that provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Funds, including the services provided by Founders, are subject to the supervision and general oversight of the Board.

         Robert T. Ammann, Vice President of Investments, has been the portfolio manager for Discovery Fund since April 1997 and has managed Frontier Fund since February 1, 1999. Mr. Ammann joined Founders in 1993 as a research analyst and became a senior research analyst in 1996.

         For its services in managing each Fund's assets, Founders is paid an investment advisory fee by each Fund according to the same fee schedule, which is listed below.

On Average Daily Net Assets           But Not Exceeding          Annual Fee
---------------------------           -----------------          ----------
         in Excess of
         ------------

         $          0                     $250,000,000             1.00%
          250,000,000                      500,000,000             0.80%
          500,000,000                        -----                 0.70%

For the fiscal year ended December 31, 1998, each Fund paid an investment management fee of 1.00% of its respective average net assets. Following the Reorganization, the initial management fee for the combined Fund is expected to be 0.92% of its average net assets.

         The Funds have entered into shareholder services agreements with Founders, pursuant to which Founders provides certain shareholder-related and transfer agent services to the Funds. Out of this fee, Founders pays the fees charged by Investors Fiduciary Trust Company, the Funds' transfer agent ("IFTC"). IFTC, located at 801 Pennsylvania, Kansas City, Missouri 64105, also serves as the Funds' dividend disbursing agent, redemption agent, and custodian.

         Founders also performs portfolio accounting for the Funds, which includes, among other duties, calculating net asset value ("NAV"), monitoring compliance with regulatory requirements, and reporting. In addition, Founders provides office space and facilities for the Funds and pays the salaries, fees and expenses of all Founders officers and other employees connected with the operation of Founders Funds.

         Premier Mutual Fund Services, Inc. ("Premier"), located at 60 State Street, Boston, Massachusetts 02109, is the distributor for both Funds. Premier's ultimate parent is Boston Institutional Group, Inc. All of the Funds' officers are affiliated with Premier or its affiliates.

         Each Fund's shares are subject to a distribution plan whereby the Fund pays for distribution and related services at an annual rate that may be less than, but that may not exceed, 0.25% of its average daily net assets. These fees may be used to pay directly, or to reimburse Premier for paying, expenses in connection with distribution of the Funds' shares, services provided to shareholders, and related activities. Payments by one Fund under its distribution plan may not be used to finance distribution of any shares of the other Fund (or any other fund advised by Founders).

INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives and policies of the Funds are set forth below. Each Fund's investment objective may be changed only if approved by a vote of its shareholders. Discovery Fund has an investment objective generally similar to that of Frontier Fund in that each Fund seeks capital appreciation by investing in small companies. Discovery Fund may invest up to 30% of its total assets in foreign securities, while Frontier Fund has the flexibility to be completely invested in U.S. or foreign securities. Both Funds may use options, futures, forward contracts and a variety of other financial instruments for risk management and certain investment purposes. There can be no assurance that either Fund will achieve its investment objective.

         DISCOVERY FUND. Discovery Fund has an investment objective of capital appreciation. It normally invests at least 65% of its total assets in common stocks of small, rapidly growing U.S. companies with market capitalizations or annual revenues between $10 million and $1.5 billion (although the upper limit was $500 million prior to May 1, 1999). The Fund also may invest in larger companies if, in Founders' opinion, they represent better prospects for capital appreciation. Although Discovery Fund normally invests in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

         FRONTIER FUND. Frontier Fund's investment objective also is capital appreciation. It pursues its objective by normally investing at least 65% of its total assets in common stocks of U.S. and foreign companies with market capitalizations or annual revenues of $200 million to $1.5 billion. While Frontier Fund normally will be at least 50% invested in U.S. companies and have no more than 25% of its total assets invested in any one foreign country, it also has the flexibility to be completely invested in U.S. or foreign securities, depending on investment opportunities. The Fund also may invest in larger companies if, in Founders' opinion, they represent better prospects for capital appreciation.

         OTHER POLICIES OF BOTH FUNDS. Both Funds may invest up to 15% of the market value of their net assets, measured at the time of purchase, in illiquid securities, including securities that are not readily marketable. Each Fund may also invest in securities that are subject to restrictions on resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A securities"). When market or economic conditions are unfavorable, each Fund may assume a defensive position by temporarily investing up to 100% of its assets in high-quality money market instruments, such as U.S. government obligations, commercial paper, bank obligations, or repurchase agreements, seeking to protect its assets until conditions stabilize. Both Funds may also enter into repurchase agreements that mature in more than seven days and may be considered illiquid.

OPERATIONS OF DISCOVERY FUND FOLLOWING THE REORGANIZATION

         As indicated above, the investment objectives and policies of the two Funds are substantially similar. Based on its review of the investment portfolios of each Fund, Founders Funds believes that all the assets held by Frontier Fund will be consistent with the investment policies of Discovery Fund and thus can be transferred to and held by Discovery Fund if the Reorganization is approved. If, however, Frontier Fund has any assets that may not be held by Discovery Fund, those assets will be sold prior to the Reorganization. The proceeds of such sales will be held in temporary investments or reinvested in assets that qualify to be held by Discovery Fund. The possible need for Frontier Fund to dispose of assets prior to the Reorganization could result in its selling securities at a disadvantageous time and could result in its realizing losses that would not otherwise have been realized. Alternatively, these sales could result in Frontier Fund's realizing gains that would not otherwise have been realized, the net proceeds of which would be included in a distribution to its shareholders prior to the Reorganization.

         As discussed above, Founders serves as investment adviser to both Funds and will maintain its oversight function after the Reorganization. In addition, the directors and officers of Founders Funds, who currently act for both Funds, and their common distributor, administrator and other outside agents will continue to serve in their current capacities.

PURCHASES, REDEMPTIONS AND EXCHANGE RIGHTS

         PURCHASES. Shares of each Fund may be purchased by wire, telephone, mail or direct payroll purchase or through the Funds' website or in person. The shares of each Fund are sold on a continuous basis at the NAV per share next determined after a purchase request is received in good order. The NAV per share for each Fund is computed separately and is determined once each day that the New York Stock Exchange is open ("Business Day"), as of the close of regular trading on that exchange. For a more complete discussion of share purchases, see "How to Buy and Sell Shares - Calculating Share Price" in the Funds' Prospectus.

         REDEMPTIONS. Shares of each Fund may be redeemed by telephone, mail, exchange, periodic withdrawal plan or wire or in person. Redemptions are made at the NAV per share next determined after a request in proper form is received at the Fund's office or by certain agents of the Funds or their distributor. Normally, payment of redemption proceeds will be mailed within three business days following receipt of the required documents.

         Although Founders Funds' Articles of Incorporation authorize a redemption charge, it has no intention currently to impose this charge. Although Founders Funds reserves the right to redeem shares of both Funds by delivery of readily marketable securities, it has obligated itself during any 90-day period to redeem shares for any one shareholder solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of that period. In the event of a redemption in kind, the investor will incur brokerage costs in converting the securities into cash. For a more complete discussion of share redemption procedures, see "Purchases and Redemptions - Redemptions" in the Funds' Statement of Additional Information.

         Frontier Fund shares will no longer be available for purchase beginning on the Business Day following the Closing Date. Redemptions of Frontier Fund's shares may be effected through the Closing Date.

         EXCHANGE RIGHTS. Shares of each Fund are exchangeable for shares of other funds advised by Founders on the basis of their respective NAVs per share at the time of the exchange. After the Reorganization, shares of Discovery Fund will continue to be exchangeable for shares of other funds advised by Founders.

DIVIDENDS AND OTHER DISTRIBUTIONS

         Each Fund earns investment income in the form of dividends and interest on its investments. Dividends are automatically reinvested in additional shares of a Fund at the NAV on the ex-dividend date unless you have requested otherwise.

         Each Fund also realizes capital gains and losses when it sells securities or derivative instruments for more or less than it paid. If total gains on these sales exceed total losses (including losses carried forward from previous years), a Fund has capital gain net income. Any net realized capital gains, after utilization of capital loss carryforwards, are distributed to shareholders each December. Capital gain distributions are automatically reinvested in shares of the distributing Fund at the NAV on the ex-distribution date unless otherwise requested. Dividends and other distributions are paid to holders of shares on the record date of the distribution regardless of how long a Fund's shares have been held by the shareholder. Each Fund intends to distribute substantially all investment company taxable income and net realized capital gains.

         On or before the Closing Date, Frontier Fund will declare as a distribution substantially all of its net investment income and realized net capital gain, if any, and distribute that amount plus any previously declared but unpaid distributions, in order to continue to maintain its tax status as a regulated investment company. To the extent Frontier Fund sells securities prior to the Closing Date, it may recognize net gains or losses. Any net recognized gains would increase the amount of any distribution made to shareholders of Frontier Fund prior to the Closing Date.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

         Founders Funds has received an opinion of its special counsel, Kirkpatrick & Lockhart LLP, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund will recognize any gain or loss as a result of the Reorganization, nor will the Shareholders of either Fund. See "The Proposed Transaction - Federal Income Tax Considerations," below.

COMPARISON OF PRINCIPAL RISK FACTORS

         An investment in each Fund is subject to specific risks arising from the types of securities in which it invests as well as to general risks arising from investing in any mutual fund. The principal specific risks associated with investing in the Funds include the following.

         SECURITIES OF SMALLER COMPANIES. Each Fund normally invests a significant portion of its assets in the securities of small companies, which the Funds define as those with market capitalizations or annual revenues of $1.5 billion or less.

         Small companies (particularly those trading "over-the-counter") may be in the early stages of development; have limited product lines, markets or financial resources; and/or lack management depth. These companies may be more impacted by intense competition from larger companies, and the trading market for their securities may be less liquid and more volatile. However, the sales and earnings growth rates of small companies often exceed those of larger companies, which may be reflected in a greater potential for share price appreciation. As a result, investments in small companies involve greater risk than larger, more established companies, and the NAV of each Fund may fluctuate more widely than other funds or popular market averages.

         FOREIGN SECURITIES. Discovery Fund may invest up to 30% of its total assets in foreign securities. By comparison, Frontier Fund may invest all of its assets in securities of foreign issuers, although it will normally invest at least 50% of its assets in U.S. companies. Investments in foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. In addition, there may be less governmental supervision of foreign stock exchanges, security brokers, and issuers of securities. Moreover, there is generally less publicly available information, reports and ratings about foreign companies and other foreign issuers than that which is available about companies and issuers in the United States. Foreign issuers also are generally subject to fewer uniform accounting, auditing and financial reporting standards, practices and requirements as compared to those applicable to U.S. issuers. Foreign markets have substantially less volume than U.S. markets and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer. With respect to certain foreign countries, investments may be subject to the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

         Each Fund also may invest without limit in American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

         FOREIGN CURRENCY TRANSACTIONS. Each Fund may use forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security and as a hedge against fluctuations in foreign exchange rates during the time when the Fund holds foreign securities. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. While each Fund may trade forward contracts to reduce certain risks, trading in these instruments itself entails other risks. An incorrect forecast of currency prices may result in poorer overall performance by using the contracts than by not using them. In addition, some forward contracts may not have a broad and liquid market, in which case a Fund may not be able to close them at a favorable price.

         ILLIQUID AND RULE 144A SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities and other investments that are not readily marketable. Restricted securities are securities that are subject to restrictions on their resale because they have not been registered under the Securities Act of 1933, as amended ("1933 Act"). These limitations on resale and marketability may have the effect of preventing a Fund from disposing of such a security at the time desired or at a reasonable price. In addition, to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with effecting registration. Each Fund may also invest in Rule 144A securities, which are securities that can be resold to institutional investors in accordance with certain parameters specified in Rule 144A under the 1933 Act. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund could adversely affect the marketability of such security, and the Fund might be unable to dispose of the security promptly or at a reasonable price.

         FIXED-INCOME SECURITIES. Each Fund may purchase convertible securities and preferred stocks that are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase, but such securities may not be rated lower than B. Each Fund may invest in bonds, debentures and corporate obligations (other than convertible bonds and preferred stocks) only if they are rated investment grade. The Funds also may invest in unrated convertible securities and preferred stocks, if Founders believes they are equivalent in quality to the rated securities the Fund may buy. Neither Fund will invest more than 5% of its total assets in fixed-income securities (other than preferred stock) rated below investment grade.

         FUTURES CONTRACTS AND OPTIONS. To hedge its portfolio, each Fund may enter into futures contracts and forward contracts and may purchase and/or sell (write) options on securities, securities indices, futures contracts, and foreign currencies. These are sometimes referred to as "derivative" instruments. All of these practices entail risks and can be highly volatile. If interest or exchange rates or financial indices move in an unexpected manner, a Fund may not achieve the desired benefits of these instruments or may realize losses and thus be in a worse position. In addition, the markets for these instruments may not be liquid. For a more detailed discussion of these instruments and their risks, see the Funds' Statement of Additional Information.

         PORTFOLIO TURNOVER. Each Fund's investment portfolio is actively traded. The securities in a Fund's portfolio may be sold without regard to the time they have been held when investment considerations warrant that action. In addition, each Fund may engage in short-term trading. As a result, a Fund's portfolio turnover rate may be higher than that of other mutual funds with the same investment objective. This turnover may result in greater brokerage commissions and acceleration of recognition of capital gains, which are taxable when distributed to shareholders.

         YEAR 2000. The Funds could be adversely affected if the computer systems used by Founders and the Funds' other service providers do not properly process and calculate date-related information on or after January 1, 2000. Founders is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the Funds invest may be adversely affected by Year 2000-related problems. This could have an impact on the value of the Funds' investments and the Funds' share prices.

         COMPARISON BETWEEN THE FUNDS. Because Frontier Fund's investment objective and policies are substantially similar to those of Discovery Fund, an investment in Frontier Fund is subject to many of the same specific risks as an investment in Discovery Fund. To the extent that Frontier Fund invests to a greater degree than Discovery Fund in foreign securities, Frontier Fund will incur a higher degree of the investment risks associated with those investments. Although Frontier Fund's investment portfolio may be traded without regard to the time investments are held, its portfolio turnover rate has generally been lower than that of Discovery Fund over the past five years. If this historical pattern continues, Discovery Fund may be expected to have higher brokerage fees and be more likely to experience accelerated recognition of capital gains. An investment in Discovery Fund also may involve greater risks because the Fund may invest in smaller companies than those in which Frontier Fund may invest.

THE PROPOSED TRANSACTION

REORGANIZATION PLAN

         The terms and conditions under which the proposed transaction will be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached as Appendix A to this Proxy Statement.

         The Plan provides for (a) the acquisition by Discovery Fund on the Closing Date of all the assets of Frontier Fund in exchange solely for Discovery

Fund shares and the assumption by Discovery Fund of all of Frontier Fund's liabilities and (b) the distribution of those Discovery Fund shares to the shareholders of Frontier Fund.

         The assets of Frontier Fund to be acquired by Discovery Fund include all cash, cash equivalents, securities, commodities and future interests, dividend and interest receivables, claims and rights of action owned by Frontier Fund, and any deferred or prepaid expenses shown as assets on Frontier Fund's books. Discovery Fund will assume from Frontier Fund all liabilities, debts, obligations, expenses, costs, charges and reserves of Frontier Fund as of the Valuation Time (defined below); however, Frontier Fund will endeavor to discharge all of its known liabilities and obligations and duties before the Closing Date. Discovery Fund will deliver its shares to Frontier Fund, which will distribute the shares to Frontier Fund's shareholders.

         The value of Frontier Fund's net assets to be acquired by Discovery Fund and the NAV per share of the Discovery Fund shares to be exchanged for those assets will be determined as of the close of trading on the floor of the New York Stock Exchange on the Closing Date ("Valuation Time"), using the valuation procedures set forth in Founders Funds' Articles of Incorporation and in the Funds' then-current Prospectus and Statement of Additional Information.
Frontier Fund's net value shall be the value of its assets to be acquired by Discovery Fund, less the amount of Frontier Fund's liabilities, as of the Valuation Time.

         As soon after consummation of the Reorganization as is conveniently possible, Frontier Fund will distribute the Discovery Fund shares it receives PRO RATA to its shareholders of record as of the Valuation Time, so that each Frontier Fund shareholder will receive a number of full and fractional Discovery Fund shares equal in aggregate value to the shareholder's holdings in Frontier Fund. Frontier Fund will be terminated as soon as reasonably practicable after the Reorganization. The shares will be distributed by opening accounts on the books of Discovery Fund in the names of the Frontier Fund shareholders and by transferring to those accounts the shares previously credited to the account of Frontier Fund on those books. Fractional shares in Discovery Fund will be rounded to the third decimal place.

         Because Discovery Fund shares will be issued at NAV in exchange for the net assets of Frontier Fund, the aggregate value of Discovery Fund shares issued to Frontier Fund shareholders will equal the aggregate value of Frontier Fund shares. The NAV per share of Discovery Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

         Any transfer taxes payable upon issuance of Discovery Fund shares in a name other than that of the registered Frontier Fund shareholder will be paid by the person to whom those shares are to be issued as a condition of such transfer. Any reporting responsibility of Frontier Fund to a public authority will continue to be its responsibility until it is dissolved.

         The expenses of the Reorganization, including professional fees and the cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, together with the cost of any supplementary solicitation, will be allocated PRO RATA between the Funds based on their respective net assets as of the Closing Date (or, if the Reorganization is not consummated, as of the date the Plan is terminated or the Reorganization is abandoned).

         The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by either Fund. In addition, the Plan may be amended in any manner determined by the Board, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of Frontier Fund's shareholders.

REASONS FOR THE REORGANIZATION

         The Board, including a majority of its Independent Directors, has determined that the Reorganization is in the best interests of each Fund, that the terms of the Reorganization are fair and reasonable, and that the interests of each Fund's shareholders will not be diluted as a result of the Reorganization.

         In approving the Reorganization, the Board, including a majority of its Independent Directors, on behalf of each Fund, considered a number of factors, including the following:

         o the compatibility of the Funds' investment objectives, policies and restrictions;

         o      the  effect  of  the   Reorganization  on  the  Funds'  expected
                investment performance;

         o the effect of the Reorganization on the expense ratio of each Fund relative to its current expense ratio;

         o the costs to be incurred by each Fund as a result of the Reorganization;

         o      the tax consequences of the Reorganization; and

         o the potential benefits of the Reorganization to Founders and other persons.

         The Reorganization was recommended to the Board on behalf of each Fund by Founders at a meeting of the Board held on March 12, 1999. In recommending the Reorganization, Founders advised the Board that because combining the two Funds would result in a single fund with a larger combined asset base, the result may be a lower expense ratio. Further, the Board was advised that the Reorganization would promote more efficient portfolio management because it would create a single larger portfolio of securities of small capitalization companies rather than two smaller portfolios of such securities.

DESCRIPTION OF SECURITIES TO BE ISSUED

         Both Funds are series of Founders Funds. Founders Funds is registered with the SEC as an open-end management investment company. It has an authorized capitalization of three billion shares of common stock (par value $0.01 per share). Shares of each Fund entitle their holders to one vote per full share and fractional votes for fractional shares held.

         Neither Fund holds annual meetings of shareholders, although the directors will call a meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or Founders Funds' Articles of Incorporation.

         The rights of shareholders of each Fund with respect to shareholder meetings, inspection of shareholder lists and distributions on liquidation of a Fund are identical.

FEDERAL INCOME TAX CONSIDERATIONS

         The exchange of Frontier Fund's assets for Discovery Fund shares and Discovery Fund's assumption of Frontier Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code. Founders Funds has received an opinion of its special counsel, Kirkpatrick & Lockhart LLP, substantially to the effect that:

         o Discovery Fund's acquisition of Frontier Fund's assets in exchange solely for Discovery Fund shares and Discovery Fund's assumption of Frontier Fund's liabilities, followed by Frontier Fund's distribution of those shares PRO RATA to its shareholders constructively in exchange for their Frontier Fund shares, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

         o A Frontier Fund shareholder will recognize no gain or loss on the constructive exchange of all its Frontier Fund shares solely for Discovery Fund shares pursuant to the Reorganization;

         o A Frontier Fund shareholder's aggregate basis for the Discovery Fund shares to be received by it in the Reorganization will be the same as the aggregate basis for its Frontier Fund shares to be constructively surrendered in exchange for those Discovery Fund shares, and its holding period for those Discovery Fund shares will include its holding period for those Frontier Fund shares, provided they are held as capital assets by the shareholder on the Closing Date;

         o Frontier Fund will recognize no gain or loss on the transfer to Discovery Fund of its assets in exchange solely for Discovery Fund shares and Discovery Fund's assumption of Frontier Fund's liabilities or on the subsequent distribution of those shares to Frontier Fund's shareholders in constructive exchange for their Frontier Fund shares;

         o Discovery Fund will recognize no gain or loss on its receipt of the transferred assets in exchange solely for Discovery Fund shares and its assumption of Frontier Fund's liabilities; and

         o Discovery Fund's basis for the transferred assets will be the same as the basis thereof in Frontier Fund's hands immediately before the Reorganization, and Discovery Fund's holding period for those assets will include Frontier Fund's holding period therefor.

         The tax opinion states that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         Shareholders of Frontier Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

         The following table shows the capitalization of each Fund as of December 31, 1998, and on a pro forma combined basis (unaudited) as of December 31, 1998, giving effect to the Reorganization:

                                                                   COMBINED FUND
                                  DISCOVERY                         (PRO FORMA)
                                    FUND         FRONTIER FUND      (UNAUDITED)
                                    ----         -------------      -----------

Net Assets....................   $241,123,717    $167,422,894      $408,546,611

Net Asset Value Per Share.....         $24.37          $25.50            $24.37

Shares Outstanding............      9,893,590       6,564,890        16,763,631

         REQUIRED VOTE. Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding voting securities of Frontier Fund.

           THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE
                               "FOR" THIS PROPOSAL


                   -------------------------------------------

                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.


                                  MISCELLANEOUS

AVAILABLE INFORMATION

         Each Fund is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance with those requirements files reports, proxy material and other information with the SEC. These reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, the Midwest Regional office of the SEC, Northwest Atrium Center, 500 West Madison Street, Suite 400, Chicago, Illinois 60611, and the Northeast Regional Office of the SEC, Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20459 at prescribed rates.

NOTICE TO BANKS, BROKER-DEALERS, AND VOTING TRUSTEES AND THEIR NOMINEES

         Please advise Frontier Fund, 2930 East Third Avenue, Denver, Colorado 80206, whether other persons are beneficial owners of shares for which proxies are being solicited, and, if so, the number of copies of this Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

LEGAL MATTERS

         Certain legal matters in connection with the issuance of Discovery Fund shares as part of the Reorganization will be passed upon by Discovery Fund's special counsel, Kirkpatrick & Lockhart LLP.

EXPERTS

         The audited financial statements of the Funds, incorporated herein by reference and incorporated by reference or included in the Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent accountants for the Funds, whose reports thereon are included in the Funds' Annual Report to Shareholders for the fiscal year ended December 31, 1998. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated herein by reference in reliance on their reports given on their authority as experts in auditing and accounting matters.

                             PLAN OF REORGANIZATION



         THIS PLAN OF REORGANIZATION (the "Plan") is made by FOUNDERS FUNDS, INC., a Maryland corporation, with a principal place of business at 2930 East Third Avenue, Denver, Colorado 80206 (the "Company"), on behalf of Founders Frontier Fund (the "Acquired Fund") and Founders Discovery Fund (the "Acquiring Fund"), each a duly established and designated segregated portfolio of assets ("series") of the Company, and is effective as of the date of its adoption by the Company's board of directors. (The Acquired Fund and the Acquiring Fund are sometimes herein referred to individually as a "Fund" and collectively as the "Funds.")

         WHEREAS,  the Company  wishes to effect a  reorganization  described in section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"), which will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock, par value $.01 per share, of the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in termination of the Acquired Fund as provided herein (collectively, the "Reorganization"), all upon the terms and conditions set forth in this Plan;

         WHEREAS, the Company intends this Plan to be a "plan of reorganization" within the meaning of the regulations under the Code;

         WHEREAS, the Company is a registered, open-end management investment company, and at the time of the Reorganization contemplated herein the Acquired

Fund will own securities that are of the character in which the Acquiring Fund is permitted to invest; and

         WHEREAS, the Board of Directors of the Company (the "Board") has determined that the Reorganization is in the best interests of each Fund and its shareholders and that the interests of the existing shareholders of each Fund would not be diluted as a result of the Reorganization. NOW, THEREFORE, in consideration of the premises, conditions and covenants hereinafter set forth, the Company shall effect this Plan in the following manner:

         1. THE REORGANIZATION.

            1.1. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein:

                  (a) The Acquired Fund shall assign, transfer and convey to the Acquiring Fund at the Closing (as provided for in paragraph 3.1) all of the Assets (as defined in paragraph 1.2).

                  (b) In exchange therefor, the Acquiring Fund shall at the Closing (i) issue and deliver to the Acquired Fund the number of full and fractional (to the third decimal place) Acquiring Fund Shares determined by dividing the aggregate net asset value of the Acquired Fund (computed as set forth in paragraph 2.1) by the net asset value (computed as set forth in paragraph 2.2) of one Acquiring Fund Share and (ii) assume the Liabilities (as defined in paragraph 1.3). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall cause its transfer agent to credit the Acquiring Fund Shares to the Acquired Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

            1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property, including without limitation all cash, cash equivalents, securities, commodities and futures interests, dividend and interest receivables, claims and rights of action that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as assets on the books of the Acquired Fund, on the Closing Date (as defined in paragraph 3.1). The Assets shall be invested at all times through the Closing in a manner that ensures compliance with paragraph 4.1(k).

                  (b) The Acquired Fund has provided the Acquiring Fund with a list of all of its property as of the date of adoption of this Plan. The Acquired Fund reserves the right to sell any of these assets. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of any assets on such list that do not conform to the Acquiring Fund's investment objective, policies and restrictions or that the Acquiring Fund otherwise does not desire to hold. The Acquired Fund will dispose of such assets prior to the Closing Date to the extent practicable and to the extent the Acquired Fund would not be affected adversely by such a disposition. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested to do so by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

            1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. At the Closing, the Acquiring Fund shall assume all liabilities, debts, obligations, expenses, costs, charges and reserves of the Acquired Fund as of the Valuation Time (as defined in paragraph 2.1) (collectively, the "Liabilities"). Without limiting the generality of the foregoing, the Liabilities shall include the obligation to indemnify the directors and officers of the Company with respect to the Acquired Fund to the extent provided in the Company's Articles of Incorporation dated June 19, 1987, as amended (the "Articles of Incorporation"), and By-Laws, as amended (the "By-Laws").

            1.4. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 ("IFTC"), the Acquiring Fund's custodian (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that
(a) the Assets held by the custodian will be transferred to the Acquiring Fund at the Valuation Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

            1.5. The Acquired Fund will pay or transfer or cause to be paid or transferred to the Acquiring Fund any dividends, interest, distributions, rights or other assets received by the Acquired Fund on or after the Closing Date as distributions on or with respect to any of the Assets. Any such dividends, interest, distributions, rights, or other assets so paid or transferred, or received directly by the Acquired Fund, shall be allocated by the Acquired Fund to the account of the Acquiring Fund, and shall be deemed included in the Assets and shall not be separately valued.

            1.6. As soon after the Closing as is conveniently possible, the Company will distribute PRO RATA to the Acquired Fund's shareholders of record determined as of the Valuation Time (the "Acquired Fund Shareholders") the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1. Such distribution will be accomplished by transferring the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on such books in the names of the Acquired Fund Shareholders and representing the respective PRO RATA number of full and fractional Acquiring Fund Shares to which each such Acquired Fund Shareholder is entitled. For these purposes, an Acquired Fund Shareholder shall be entitled to receive that number of full and fractional (to the third decimal place) Acquiring Fund Shares equal to the net asset value of shares of common stock of the Acquired Fund, par value $.01 per share (the "Acquired Fund Shares"), held by the shareholder as of the Valuation Time (determined in accordance with paragraph 2.1) divided by the net asset value of one Acquiring Fund Share as of the Valuation Time (determined in accordance with paragraph 2.2). All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund simultaneously with the distribution provided for above. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

            1.7. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

            1.8. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

         2.  VALUATION.

             2.1. The value of the Assets and the amount of the Liabilities, and the net asset value of an Acquired Fund Share, shall each be computed as of the close of trading on the floor of the New York Stock Exchange ("NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Time"), using the valuation procedures set forth in the Articles of Incorporation and the Acquired Fund's then-current prospectus or statement of additional information.

             2.2. The net asset value of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in the Articles of Incorporation and the Acquiring Fund's then-current prospectus or statement of additional information. 2.3. All computations and calculations of value shall be made by Founders Asset Management LLC, the fund accounting and administrative services agent of the Funds (the "Accounting Agent"), in accordance with its regular practices as such.

         3. CLOSING AND CLOSING DATE.

            3.1. The Reorganization, together with all related acts necessary to consummate the Reorganization (the "Closing"), shall take place on the first day on which the NYSE is open for business that occurs not less than seven (7) calendar days after the approval of this Plan by the shareholders of the Acquired Fund, or such other date as the Company may decide (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Funds' close of business on the Closing Date, unless otherwise provided. The Closing shall be held at 4:30 p.m., New York time, at the offices of the Accounting Agent, 2930 East Third Avenue, Denver, Colorado, or at such other time on the Closing Date and/or place as the Company may decide.

            3.2. The Company's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Acquired Fund to the Acquiring Fund, as reflected on the Acquiring Fund's books immediately following the Closing, does or will conform to such information on the Acquired Fund's books immediately before the Closing.

            3.3. If at the Valuation Time (a) the NYSE or another primary trading market or markets for portfolio securities of either Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading in such market or markets shall be disrupted so that accurate appraisal of the value of the net assets of either Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

            3.4. The Acquired Fund shall cause IFTC, as its transfer agent ("Transfer Agent"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall cause the Transfer Agent to deliver to the Secretary of the Company a confirmation, or other evidence satisfactory to the Company, that the Acquiring Fund Shares to be credited on the Closing Date have been credited to the Acquired Fund's account on the books of the Acquiring Fund.

         4. Conditions.

            4.1. The obligation of the Company to implement this Plan on behalf of the Acquiring Fund is subject to the satisfaction of each of the following conditions in this paragraph 4.1 either at the time stated therein, or if no time is so stated, at or before (and continuing to) the Closing:

                 (a) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (b) The Acquired Fund is not, and the performance of this Plan will not result, in any material violation of the Articles of Incorporation or the By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Company is a party or by which it is bound.

                 (c) The Acquired Fund has no material contracts or other commitments outstanding (other than this Plan) that will be terminated with liability to it on or prior to the Closing Date.

                 (d) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Company with respect to the Acquired Fund or any of the properties or assets thereof that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company knows of no facts that might form the basis for the institution of such litigation, proceeding or investigation and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein.

                 (e) The statements of assets and liabilities of the Acquired Fund for the fiscal years ended December 31, 1996, 1997 and 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants (or its predecessor); such statements are in accordance with generally accepted accounting principles, consistently applied, and such statements fairly reflect the financial condition of the Acquired Fund as of such dates; and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

                 (f) Since December 31, 1998, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquiring Fund; provided that, for the purposes of this subparagraph (f), a decline in net asset value per Acquired Fund Share shall not constitute a material adverse change.

                 (g) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown as due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof; and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

                 (h) The Acquired Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation ended prior to the Closing Date, the Acquired Fund met all the requirements of Subchapter M of the Code ("Subchapter M") for qualification and treatment as a "regulated investment company"; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M did not apply.

                 (i) The Liabilities were incurred by the Acquired Fund in the ordinary course of its business.

                 (j) The Acquired Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code.

                 (k) Not more than twenty-five percent (25%) of the value of the Acquired Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than fifty percent (50%) of the value of such assets is invested in the stock and securities of five or fewer issuers.

                 (l) The Acquired Fund will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six (6) months after the Closing Date.

                 (m) All issued and outstanding Acquired Fund Shares are, and at the time of Closing will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding Acquired Fund Shares, at the time of Closing, will be held by the persons and in the amounts set forth in the records of the Transfer Agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into Acquired Fund Shares, except as contemplated herein.

                 (n) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets; and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto.

                 (o) The performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board; and, subject to the approval of the Acquired Fund Shareholders, no further corporate action is required for consummation of this Plan.

                 (p) With respect to facts relating to the Acquired Fund, the prospectus/proxy statement and statement of additional information (the "Proxy Statement") included in the Registration Statement (as defined in paragraph 5.5) and the information incorporated by reference into the Registration Statement (in each case other than information that has been furnished by the Acquiring
Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2. The obligation of the Company to implement this Plan on behalf of the Acquired Fund is subject to the satisfaction of each of the following conditions in this paragraph 4.2 either at the time stated therein, or if no time is so stated, at or before (and continuing to) the Closing:

              (a) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (b) The Acquiring Fund is not, and the performance of this Plan will not result, in any material violation of the Articles of Incorporation or the By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Company is a party or by which it is bound.

              (c) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Company with respect to the Acquiring Fund or any of the properties or assets thereof that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company knows of no facts that might form the basis for the institution of such litigation, proceeding or investigation and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein.

              (d) The statements of assets and liabilities of the Acquiring Fund for the fiscal years ended December 31, 1996, 1997 and 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants (or its predecessors); such statements are in accordance with generally accepted accounting principles, consistently applied, and such statements fairly reflect the financial condition of the Acquiring Fund as of such date; and there are no known contingent liabilities of the Acquiring Fund as of such date not reflected therein.

              (e) Since December 31, 1998, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; provided that, for the purposes of this subparagraph (e), a decline in net asset value per Acquiring Fund Share shall not constitute a material adverse change.

              (f) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

              (g) The Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation ended prior to the Closing Date, the Acquiring Fund met all the requirements of Subchapter M for qualification and treatment as a regulated investment company; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M did not apply.

              (h) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

              (i) The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Acquired Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business.

              (j) After the Reorganization, the Acquiring Fund (i) will continue the "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code) that the Acquired Fund conducted before the Reorganization and (ii) will use a significant portion of the Acquired Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of those regulations) in that business.

              (k) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another corporation or business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization.

              (l) Immediately after the Reorganization, (i) not more than twenty-five percent (25%) of the value of the Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (ii) not more than fifty percent (50%) of the value of such assets will be invested in the stock and securities of five (5) or fewer issuers.

              (m) The Acquiring Fund does not own, directly or indirectly, nor on the Closing Date will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five (5) years, any shares of the Acquired Fund.

              (n) All issued and outstanding Acquiring Fund Shares are, and (including the Acquiring Fund Shares issued in the Reorganization) at the time of Closing will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into Acquiring Fund Shares, except as contemplated herein.

              (o) The performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board; and, subject to the approval of the Acquired Fund Shareholders, no further corporate action is required for consummation of this Plan.

              (p) With respect to facts relating to the Acquiring Fund, the Proxy Statement included in the Registration Statement and the information incorporated by reference into the Registration Statement (in each case other than information that has been furnished by the Acquired Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.3. The obligation of the Company to implement this Plan on behalf of either Fund is subject to the satisfaction of each of the following conditions in this paragraph 4.3 either at the time stated therein, or if no time is so stated, at or before (and continuing to) the Closing:

              (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to carry on its business as it is now being conducted and to carry out this Plan.

              (b) The Company is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

              (c) Each Fund is a duly established and designated series of the Company.

              (d) The aggregate fair market value of the Acquiring Fund Shares, when received by the Acquired Fund Shareholders, will be equal to the aggregate fair market value of their Acquired Fund Shares constructively surrendered in exchange therefor.

              (e) There is no plan or intention by Acquired Fund Shareholders who beneficially own 5% or more of the Acquired Fund Shares, and to the Company's knowledge the remaining Acquired Fund Shareholders have no present plan or intention, of selling, exchanging, redeeming or otherwise disposing of a number of the Acquiring Fund Shares to be received by them in connection with the Reorganization that would reduce the Acquired Fund Shareholders' ownership of issued and outstanding Acquiring Fund Shares to a number of shares having a value, as of the Valuation Time, of less than 50% of the value of all of the formerly outstanding Acquired Fund Shares as of that time. For purposes of this condition, shares of either Fund held by the Acquired Fund Shareholders and otherwise sold, redeemed or disposed of before or after the Reorganization will be considered, except for shares that have been, or will be, redeemed by either

Fund in the ordinary course of its business as a series of an open-end investment company.

              (f) The Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

              (g) The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

              (h) There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount.

              (i) Pursuant to the Reorganization, the Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire, at least ninety percent (90%) of the fair market value of the net assets, and at least seventy percent (70%) of the fair market value of the gross assets, held by the Acquired Fund immediately before the Reorganization. For the purposes of this condition, any amounts used by the Acquired Fund to pay its Reorganization expenses and redemptions and distributions made by it immediately before the Reorganization (except for (i) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code and (ii) redemptions not made as part of the Reorganization) will be included as assets thereof held immediately before the Reorganization.

              (j)  None  of  the  compensation  received  by any  Acquired  Fund
Shareholder who is an employee of the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares held by such Acquired Fund Shareholder-employee; none of the Acquiring Fund Shares received by any such Acquired Fund Shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and the consideration paid to any such Acquired Fund Shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

              (k) Immediately after the Reorganization, the Acquired Fund Shareholders will not be in "control" of the Acquiring Fund within the meaning of section 304(c) of the Code.

         5.       COVENANTS OF THE FUNDS.

                  5.1. Each Fund will operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

                  5.2. The Company will call a meeting of the Acquired Fund's shareholders to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

                  5.3. Subject to the provisions of this Plan, each Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

                  5.4. As promptly as practicable,  but in any case within sixty
(60) days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund a statement, certified by the Company's President or a Vice President, of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of section 381 of the Code.

                  5.5. The Funds shall cooperate in providing all information reasonably necessary for preparing and filing the registration statement of the Company relating to the Acquiring Fund Shares on Form N-14, in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and, if applicable, state Blue Sky laws (the "Registration Statement"), including the Proxy Statement in connection with the meeting of the Acquired
Fund's shareholders to consider approval of this Plan and the transactions contemplated herein.

                  5.6. The Acquiring Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

         6. ADDITIONAL CONDITIONS.

            The obligation of the Company to implement this Plan on behalf of either Fund is subject to the satisfaction of each of the following conditions in this Section 6 either at the time stated therein, or if no time is so stated, at or before (and continuing to) the Closing.

            6.1. This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of the Articles of Incorporation and the 1940 Act.

            6.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

            6.3. All consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund.

            6.4. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the Company, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

            6.5. The conditions to be satisfied by the Funds pursuant to Section 4 hereof shall have been satisfied, and a certificate to that effect shall have been executed by an officer of the Company.

            6.6. The Acquired Fund shall have declared a dividend and/or other distribution that, together with all previous dividends and other distributions, shall have the effect of distributing to the Acquired Fund's shareholders all of the Acquired Fund's investment company taxable income for all taxable years ended prior to the Closing Date and for its current taxable year through the Closing Date (computed without regard to any deduction for dividends paid) and all net capital gain realized in all such taxable years (after reduction for any capital loss carryforward).

            6.7. The Company shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel"), in a form reasonably satisfactory to the Company, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may assume satisfaction of all of the conditions set forth in Sections 4 and 6 hereof (and treat them as representations by the Company to Counsel) and may rely as to any factual matters, exclusively and without independent verification, on such representations and any other representation made to Counsel by responsible officers of the Company. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

                (a) The Acquired Fund's transfer of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the Acquired Fund's distribution of those shares to the Acquired Fund Shareholders constructively in exchange for their Acquired Fund Shares, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

                (b) The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or on the subsequent distribution of those Acquiring Fund Shares to the Acquired Fund Shareholders in constructive exchange for their Acquired Fund Shares;

                (c) The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;

                (d) The Acquiring Fund's basis for the Assets will be the same as the Acquired Fund's basis therefor immediately before the Reorganization, and the Acquiring Fund's holding period for the Assets will include the Acquired Fund's holding period therefor;

                (e) An Acquired Fund Shareholder will recognize no gain or loss on the constructive exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

                (f) An Acquired Fund Shareholder's aggregate basis for the Acquiring Fund Shares to be received by such shareholder in the Reorganization will be the same as the aggregate basis for such shareholder's Acquired Fund

Shares to be constructively surrendered in exchange for those Acquiring Fund Shares; and such shareholder's holding period for those Acquiring Fund Shares will include such shareholder's holding period for those Acquired Fund Shares, provided they are held as capital assets by such shareholder on the Closing Date. Notwithstanding anything in this paragraph 6.7, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on either Fund or any Acquired Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         7.  TERMINATION AND AMENDMENT OF PLAN.

             7.1. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board at any time prior to the Closing (notwithstanding any vote of the Acquired Fund's shareholders) if circumstances develop that in the opinion of the Board make proceeding with this Plan inadvisable.

             7.2. If this Plan is terminated and the Reorganization is abandoned pursuant to this Section 7, this Plan shall become void and have no effect, without any liability on the part of either Fund or of any directors, officers or shareholders of the Company or of either Fund in respect of this Plan, except that the Funds shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Plan is terminated or the exchange contemplated hereby is abandoned.

             7.3. This Plan may be amended, modified, or supplemented at any time, notwithstanding approval thereof by the Acquired Fund's shareholders, in any manner determined by the Board; provided that following such approval no such amendment shall have a material adverse effect on the Acquired Fund Shareholders' interests.

         8. WAIVER.

            At any time prior to the Closing Date, any of the conditions set forth in Sections 4 and 6 may be waived by the Board, if, in its judgment, such waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of either Fund.

         9. EXPENSES OF THE REORGANIZATION.

            The Funds shall bear the aggregate expenses incurred in connection with the Reorganization PRO RATA in proportion to their respective net assets as of (a) the Closing Date if the Reorganization is consummated or (b) if the Reorganization is not consummated, the date this Plan is terminated or the Reorganization is abandoned; and, if the Reorganization is consummated, such expenses will be charged against the assets of the relevant Fund at or before the Valuation Time.

         10. MISCELLANEOUS.

             10.1. This Plan constitutes the entire plan with respect to the subject matter hereof and merges and supersedes all prior discussions and understandings of every kind and nature relating to the subject matter hereof.

             10.2. This Plan shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided, however, in the case of any conflict between any such laws and the federal securities laws, the latter shall govern.

             10.3. This Plan shall bind and inure to the benefit of the Company and its successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Company and its respective successors and assigns, any rights or remedies under or by reason of this Plan.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

                              FOUNDERS FUNDS, INC.

                             2930 EAST THIRD AVENUE
                             DENVER, COLORADO 80206
                                 1-303-394-4404

                               DATED JUNE 4, 1999


         This Statement of Additional Information, which is not a Prospectus, relates to the reorganization of Founders Frontier Fund (the "Acquired Fund"), a portfolio of Founders Funds, Inc., with and into Founders Discovery Fund (the "Acquiring Fund"), also a portfolio of Founders Funds, Inc.. This Statement of Additional Information supplements and should be read in conjunction with the Prospectus/Proxy Statement dated June 4, 1999 (the "Proxy Statement"). To obtain a copy of the Proxy Statement, please write to Founders Funds, Inc., P.O. Box 173655, Denver, Colorado 80217-3655, or call toll-free 1-800-525-2440.

         This Statement of Additional Information incorporates by reference the following documents, a copy of each of which accompanies this Statement of Additional Information:

         A. The Statement of Additional Information of Founders Funds, Inc., with respect to the Acquiring Fund and the Acquired Fund, dated May 1, 1999, previously filed on EDGAR, Accession number 0000038403-99-000009.

         B. The Acquiring Fund's audited financial statements, and the Acquired Fund's audited financial statements, each for the fiscal year ended December 31, 1998, previously filed on EDGAR, Accession number 0000038403-99-000005.

         The following are pro forma financial statements of the Acquiring Fund and the Acquired Fund as of December 31, 1998 giving effect to the proposed reorganization described in the Proxy Statement:

Statement of Investments                                       December 31, 1998
UNAUDITED

               Shares                                                                              Market Value
-----------------------------------                                                   -----------------------------------
                          Pro Forma                                                                             Pro Forma
  Discovery    Frontier    Combined                                                     Discovery    Frontier    Combined
-------------------------------------------------------------------------------------------------------------------------
Common Stocks (Domestic)-88.0%
     Airlines-0.3%
                 40,000      40,000  SkyWest, Inc.                                                  1,305,000   1,305,000
                                                                                                              -----------
     Apparel-0.9%
    100,000                 100,000  Cutter & Buck, Inc.*                               3,725,000               3,725,000
                                                                                                              -----------
     Biotechnology-0.3%
                 43,950      43,950  IDEXX Laboratories, Inc.*                                      1,175,663   1,175,663
                                                                                                              -----------
     Business Services-9.7%
                 60,000      60,000  Acxiom Corporation*                                            1,852,500   1,852,500
                 10,200      10,200  CDW Computer Centers, Inc.*                                      977,925     977,925
                 41,025      41,025  Complete Business Solutions, Inc.*                             1,384,594   1,384,594
                 12,125      12,125  Envoy Corporation*                                               706,281     706,281
                 96,700      96,700  IMRglobal Corporation*                                         2,846,606   2,846,606
     54,075                  54,075  Insight Enterprises, Inc.*                         2,751,066               2,751,066
                 19,325      19,325  Lason, Inc.*                                                   1,124,473   1,124,473
                 40,000      40,000  Metamor Worldwide, Inc.*                                         990,000     990,000
     73,875                  73,875  The Metzler Group, Inc.*                           3,592,172               3,592,172
     95,000                  95,000  NCO Group, Inc.*                                   4,275,000               4,275,000
     75,000                  75,000  PC Connection, Inc.*                               1,331,250               1,331,250
    110,000                 110,000  Pre-Paid Legal Services, Inc.*                     3,630,000               3,630,000
                 18,500      18,500  ProBusiness Services, Inc.*                                      841,750     841,750
     82,300                  82,300  Quanta Services, Inc.*                             1,815,744               1,815,744
     75,000                  75,000  RWD Technologies, Inc.*                            1,612,500               1,612,500
    145,000                 145,000  Realty Information Group, Inc.*                    1,830,625               1,830,625
                 32,243      32,243  Sylvan Learning Systems, Inc.*                                   983,412     983,412
     86,288      46,325     132,613  USWeb Corporation*                                 2,265,047   1,216,031   3,481,078
    130,000                 130,000  United Road Services, Inc.*                        2,388,750               2,388,750
                 47,500      47,500  Whittman-Hart, Inc.*                                           1,315,156   1,315,156
                                                                                                              -----------
                                                                                                               39,730,882
                                                                                                              -----------
     Computer Equipment-0.5%
    150,000                 150,000  HMT Technology Corporation*                        1,912,500               1,912,500
                                                                                                              -----------


     Computer Software/Services-17.0%
    395,000                 395,000  4Front Technologies, Inc.*                         4,295,625               4,295,625
    100,000                 100,000  ARIS Corporation*                                  1,175,000               1,175,000
     67,500                  67,500  Best Software, Inc.*                               1,603,125               1,603,125
     50,000                  50,000  BindView Development Corporation*                  1,362,500               1,362,500
    125,000                 125,000  Brio Technology, Inc.*                             2,171,875               2,171,875
                 47,250      47,250  Check Point Software Technologies Limited*                     2,155,781   2,155,781
                 15,000      15,000  CNET, Inc.*                                                      798,750     798,750
                 76,300      76,300  Computer Horizons Corporation*                                 2,021,950   2,021,950
    275,000                 275,000  Computer Management Sciences, Inc.*                4,675,000               4,675,000
     30,000                  30,000  Concord Communications, Inc.*                      1,710,000               1,710,000
     80,000                  80,000  Datastream Systems, Inc.*                            900,000                 900,000
     32,575      37,125      69,700  Documentum, Inc.*                                  1,740,727   1,983,867   3,724,594
    100,000                 100,000  Exchange Applications, Inc.*                       1,950,000               1,950,000
                 89,325      89,325  HNC Software, Inc.*                                            3,606,497   3,606,497
                 35,000      35,000  i2 Technologies, Inc.*                                         1,060,938   1,060,938
    430,000                 430,000  Information Advantage, Inc.*                       3,225,000               3,225,000
                 30,000      30,000  Inso Corporation*                                                750,000     750,000
                 33,500      33,500  Legato Systems, Inc.*                                          2,206,813   2,206,813
                 72,850      72,850  Macromedia, Inc.*                                              2,445,028   2,445,028
                 89,200      89,200  Mastech Corporation*                                           2,519,900   2,519,900
                 30,000      30,000  Mercury Interactive Corporation*                               1,893,750   1,893,750
     20,000                  20,000  Mobius Management Systems*                           287,500                 287,500
     87,500                  87,500  Peregrine Systems, Inc.*                           4,052,344               4,052,344
     66,000                  66,000  Pinnacle Systems, Inc.*                            2,326,500               2,326,500
                 50,000      50,000  Rational Software Corporation*                                 1,318,750   1,318,750
                 20,800      20,800  Sapient Corporation*                                           1,162,200   1,162,200
                170,500     170,500  Software AG Systems, Inc.*                                     3,090,313   3,090,313
                 91,475      91,475  Sykes Enterprises, Inc.*                                       2,778,553   2,778,553
                 31,050      31,050  Transaction Systems Architects, Inc.*                          1,556,381   1,556,381
     50,000                  50,000  TSI International Software Limited*                2,412,500               2,412,500
                 34,875      34,875  VERITAS Software Corporation*                                  2,085,961   2,085,961
                 45,000      45,000  Wind River Systems, Inc.*                                      2,109,375   2,109,375
                                                                                                              -----------
                                                                                                               69,432,503
                                                                                                              -----------
     Consumer Products-1.0%
                 71,225      71,225  Gemstar International Group Limited*                           4,073,180   4,073,180
                                                                                                              -----------
     Consumer Services-2.2%
                 40,000      40,000  Education Management Corporation*                                940,000     940,000
    300,000                 300,000  ResortQuest International, Inc.*                   4,387,500               4,387,500
    116,525                 116,525  Travel Services International, Inc.*               3,481,184               3,481,184
                                                                                                              -----------
                                                                                                                8,808,684
                                                                                                              -----------


     Electronics-3.2%
     25,000                  25,000  Hutchinson Technology, Inc.*                         884,375                 884,375
    125,000                 125,000  Komag, Inc.*                                       1,281,250               1,281,250
    105,000                 105,000  Macrovision Corporation*                           4,383,750               4,383,750
    215,000                 215,000  Read-Rite Corporation*                             3,171,250               3,171,250
                 35,125      35,125  Sanmina Corporation*                                           2,186,531   2,186,531
     21,000                  21,000  Veeco Instruments, Inc.*                           1,107,750               1,107,750
                                                                                                              -----------
                                                                                                               13,014,906
                                                                                                              -----------
     Environmental Services-1.9%
                 46,395      46,395  Allied Waste Industries*                                       1,096,082   1,096,082
                 23,150      23,150  Eastern Environmental Services, Inc.*                            684,372     684,372
     68,450                  68,450  IT Group, Inc.*                                      761,506                 761,506
     77,000                  77,000  KTI, Inc.*                                         1,665,125               1,665,125
                 90,713      90,713  Safety-Kleen Corporation*                                      1,281,314   1,281,314
                110,550     110,550  Superior Services, Inc.*                                       2,197,181   2,197,181
                                                                                                              -----------
                                                                                                                7,685,580
                                                                                                              -----------
     Food & Beverage-1.9%
     65,000                  65,000  Celestial Seasonings, Inc.*                        1,787,500               1,787,500
    165,000                 165,000  Horizon Resources Corporation*                     2,578,125               2,578,125
     26,000      47,325      73,325  U.S. Foodservice, Inc.*                            1,274,000   2,318,925   3,592,925
                                                                                                              -----------
                                                                                                                7,958,550
                                                                                                              -----------
     Healthcare Services-12.7%
     82,000      80,000     162,000  American Oncology Resources, Inc.*                 1,189,000   1,160,000   2,349,000
                 50,000      50,000  Andrx Corporation*                                             2,537,500   2,537,500
     75,000                  75,000  Boron, LePore & Associates, Inc.*                  2,568,750               2,568,750
    293,700                 293,700  Capital Senior Living Corporation*                 4,093,444               4,093,444
                 11,827      11,827  Cardinal Health, Inc.                                            897,374     897,374
                 60,675      60,675  Cerner Corporation*                                            1,623,056   1,623,056
    200,000                 200,000  ChiRex, Inc.*                                      4,225,000               4,225,000
                 48,825      48,825  Concentra Managed Care, Inc.*                                    512,663     512,663
    216,200                 216,200  Hanger Orthopedic Group, Inc.*                     4,864,500               4,864,500
                 42,500      42,500  HCR Manor Care, Inc.*                                          1,248,438   1,248,438
                100,625     100,625  Health Management Associates, Inc. Class A*                    2,176,016   2,176,016
     81,250                  81,250  Kendle International, Inc.*                        1,899,218               1,899,218
    125,000                 125,000  Laser Vision Centers, Inc.*                        2,718,750               2,718,750
    140,000     180,700     320,700  Orthodontic Centers of America, Inc.*              2,721,250   3,512,356   6,233,606
     50,225                  50,225  PAREXEL International Corporation*                 1,243,069               1,243,069
    115,000      85,000     200,000  Physician Reliance Network, Inc.*                  1,509,375   1,115,625   2,625,000
    170,000                 170,000  SteriGenics International, Inc*                    4,080,000               4,080,000
     32,925      49,550      82,475  Sunrise Assisted Living, Inc.*                     1,695,638   2,551,825   4,247,463
     80,000                  80,000  TLC The Laser Center, Inc.*                        1,600,000               1,600,000
                                                                                                              -----------
                                                                                                               51,742,847
                                                                                                              -----------


     Insurance-1.7%
                 58,550      58,550  HCC Insurance Holdings, Inc.                                   1,031,944   1,031,944
                 64,575      64,575  Reinsurance Group of America, Inc.                             4,520,250   4,520,250
                 92,250      92,250  Scottish Annuity and Life Holdings Limited*                    1,268,438   1,268,438
                                                                                                              -----------
                                                                                                                6,820,632
                                                                                                              -----------
     Leisure & Entertainment-4.1%
     58,000      99,650     157,650  Action Performance Companies, Inc.*                2,044,500   3,512,663   5,557,163
    165,000                 165,000  Fairfield Communities, Inc.*                       1,825,313               1,825,313
                 43,850      43,850  Family Golf Centers, Inc.*                                       866,038     866,038
    145,000                 145,000  Hollywood Entertainment Corporation*               3,924,063               3,924,063
                189,400     189,400  Lowes Cineplex Entertainment Corporation*                      1,917,675   1,917,675
                 20,950      20,950  Premier Parks, Inc.*                                             633,738     633,738
    240,400                 240,400  Silverleaf Resorts, Inc.*                          2,238,725               2,238,725
                                                                                                              -----------
                                                                                                               16,962,715
                                                                                                              -----------
     Manufacturing-3.1%
    280,000                 280,000  American Bank Note Holographics, Inc.*             4,900,000               4,900,000
    250,000                 250,000  AstroPower, Inc.*                                  2,343,750               2,343,750
     33,500                  33,500  Select Comfort Corporation*                          887,750                 887,750
    290,000                 290,000  Zomax Optical Media, Inc.*                         4,712,501               4,712,501
                                                                                                              -----------
                                                                                                               12,844,001
                                                                                                              -----------
     Medical Supplies & Equipment-0.5%
     30,650                  30,650  Perclose, Inc.*                                    1,011,450               1,011,450
     20,000                  20,000  ResMed, Inc.*                                        905,000                 905,000
                                                                                                              -----------
                                                                                                                1,916,450
                                                                                                              -----------
     Pharmaceuticals-4.4%
                 30,000      30,000  IDEC Pharmaceuticals Corporation*                              1,410,000   1,410,000
                 70,000      70,000  Jones Pharma, Inc.                                             2,550,625   2,550,625
                242,075     242,075  King Pharmaceuticals, Inc.*                                    6,324,209   6,324,209
                 69,125      69,125  Medicis Pharmaceutical Corporation*                            4,121,578   4,121,578
                 58,000      58,000  Watson Pharmaceuticals, Inc.*                                  3,646,750   3,646,750
                                                                                                              -----------
                                                                                                               18,053,162
                                                                                                              -----------
     Photography & Imaging-0.8%
    115,000                 115,000  Analytical Surveys, Inc.*                          3,406,875               3,406,875
                                                                                                              -----------
     Publishing & Broadcasting-1.0%
                 25,000      25,000  EchoStar Communications Corporation*                           1,207,813   1,207,813
     43,625                  43,625  Pegasus Communications Corporation*                1,085,172               1,085,172
                 43,400      43,400  Univision Communications, Inc.*                                1,570,538   1,570,538
                                                                                                              -----------
                                                                                                                3,863,523
                                                                                                              -----------


     Restaurants-1.5%
                150,700     150,700  CKE Restaurants, Inc.                                          4,436,231   4,436,231
     82,500                  82,500  Dave & Buster's, Inc.*                             1,892,344               1,892,344
                                                                                                              -----------
                                                                                                                6,328,575
                                                                                                              -----------
     Retail-6.0%
                 53,350      53,350  American Eagle Outfitters, Inc.*                               3,554,444   3,554,444
    213,000                 213,000  DM Management Company*                             4,047,000               4,047,000
                 41,000      41,000  Linens 'n Things, Inc.*                                        1,624,625   1,624,625
    210,000                 210,000  Media Arts Group, Inc.*                            2,953,125               2,953,125
     26,950                  26,950  The Men's Wearhouse, Inc.*                           842,188                 842,188
     25,000                  25,000  O'Reilly Automotive, Inc.*                         1,171,875               1,171,875
     49,275                  49,275  Rental Service Corporation*                          773,002                 773,002
     26,425                  26,425  Saks,Inc.*                                           834,039                 834,039
    181,350                 181,350  Trans World Entertainment Corporation*             3,445,650               3,445,650
     90,000                  90,000  Tweeter Home Entertainment Group, Inc.*            2,587,500               2,587,500
                 39,925      39,925  United Rentals, Inc.*                                          1,322,516   1,322,516
                 30,000      30,000  Williams-Sonoma, Inc.*                                         1,209,375   1,209,375
                                                                                                              -----------
                                                                                                               24,365,339
                                                                                                              -----------
     Semiconductors & Equipment-7.0%
     82,000                  82,000  Advanced Energy Industries, Inc.*                  2,096,125               2,096,125
    160,000                 160,000  American Xtal Technology, Inc.*                    1,450,000               1,450,000
    125,000                 125,000  Applied Micro Circuits Corporation*                4,234,375               4,234,375
                  5,000       5,000  Broadcom Corporation*                                            601,875     601,875
    158,125                 158,125  Brooks Automation, Inc.*                           2,292,813               2,292,813
                 25,000      25,000  Lattice Semiconductor Corporation*                             1,146,875   1,146,875
                 34,125      34,125  Microchip Technology, Inc.*                                    1,258,359   1,258,359
     75,000                  75,000  SDL, Inc.*                                         2,943,750               2,943,750
                 58,925      58,925  SIPEX Corporation*                                             2,069,741   2,069,741
                 14,525      14,525  Uniphase Corporation*                                          1,007,672   1,007,672
     33,450      22,000      55,450  Vitesse Semiconductor Corporation*                 1,521,975   1,001,000   2,522,975
    400,000                 400,000  Zoran Corporation*                                 6,900,000               6,900,000
                                                                                                              -----------
                                                                                                               28,524,560
                                                                                                              -----------
     Telecommunication Services-1.6%
     30,800                  30,800  Dycom Industries, Inc.*                            1,759,450               1,759,450
                209,875     209,875  Viatel, Inc.*                                                  4,814,008   4,814,008
                                                                                                              -----------
                                                                                                                6,573,458
                                                                                                              -----------


     Telecommunications Equipment-4.7%
                 60,000      60,000  Aspect Telecommunications Corporation*                         1,046,250   1,046,250
    105,000                 105,000  Com21, Inc.*                                       2,205,000               2,205,000
    475,000                 475,000  Digital Microwave Corporation*                     3,235,938               3,235,938
    320,000                 320,000  REMEC, Inc.*                                       5,760,000               5,760,000
                 28,775      28,775  RF Micro Devices, Inc.*                                        1,321,852   1,321,852
    230,000                 230,000  Sawtek, Inc.*                                      4,025,000               4,025,000
     45,050                  45,050  Terayon Communication Systems Corporation*         1,649,956               1,649,956
                                                                                                              -----------
                                                                                                               19,243,996
                                                                                                              -----------

Total Common Stocks (Domestic)                                                                                359,468,581
      (Cost $156,370,184 and $96,154,546, respectively)                                                       -----------


Common Stocks (Foreign)-2.3%

     Building Materials-0.3%
                 35,000      35,000  Hunter Douglas NV (NE)                                         1,160,015   1,160,015
                                                                                                              -----------
     Construction-0.3%
                 33,100      33,100  IHC Caland (NE)                                                1,375,713   1,375,713
                                                                                                              -----------
     Oil Services-0.2%
    100,000                 100,000  Stolt Comex Seaway SA Sponsored ADR (UK)*            662,500                 662,500
                                                                                                              -----------
     Publishing & Broadcasting-1.5%
    185,000                 185,000  Cinar Corporation Class B Sponsored ADR (CA)*      4,625,000               4,625,000
                136,175     136,175  Flextech PLC (UK)*                                             1,382,142   1,382,142
                                                                                                              -----------
                                                                                                                6,007,142
                                                                                                              -----------

Total Common Stocks (Foreign)                                                                                   9,205,370
      (Cost $2,291,228 and $3,509,919, respectively)                                                          -----------


          Principal Amount                                                                        Amortized Cost
-----------------------------------                                                   -----------------------------------
                          Pro Forma                                                                             Pro Forma
  Discovery    Frontier    Combined                                                     Discovery    Frontier    Combined
-------------------------------------------------------------------------------------------------------------------------

Corporate Short-Term Notes-11.8%
 $8,200,000              $8,200,000  Ciesco LP 5.75% 01/04/99                           8,196,071               8,196,071
             $5,700,000   5,700,000  Ciesco LP 5.75% 01/04/99                                       5,697,269   5,697,269
              5,000,000   5,000,000  Ford Motor Credit Company 4.95% 01/06/99                       4,996,563   4,996,563
  8,000,000               8,000,000  Ford Motor Credit Company 6.09% 01/05/99           7,994,587               7,994,587
              5,300,000   5,300,000  Progress Capital Holdings, Inc. 5.15% 01/05/99                 5,296,967   5,296,967
 11,000,000              11,000,000  Prudential Funding Corporation 5.70% 01/06/99     10,991,291              10,991,291
  5,300,000               5,300,000  Transamerica Finance Corporation 5.10% 01/04/99    5,297,748               5,297,748
                                                                                                              -----------
                                                                                                               48,470,496
                                                                                                              -----------

Total Corporate Short-Term Notes                                                                               48,470,496
      (Cost $32,479,697 and $15,990,799, respectively)                                                        -----------


Total Investments-102.1%                                                                                      417,144,447
      (Cost $191,141,109 and $115,655,264, respectively)                                                      -----------


Other Assets & Liabilities-(2.1%)                                                                             (8,597,836)
                                                                                                              -----------
Net Assets-100.0%                                                                                             408,546,611
                                                                                                              ===========

*  Non-income producing.

NE - Netherlands
UK - United Kingdom
CA - Canada

See Notes to Financial Statements

Statements of Assets and Liabilities
UNAUDITED

December 31, 1998                                          Discovery       Frontier       Pro Forma      Pro Forma
(In Thousands)                                                  Fund           Fund     Adjustments       Combined
                                                         -----------    -----------     -----------    -----------
Assets

Investment securities, at market
 (cost $191,141 and $115,655, respectively)                 $251,862       $165,282                       $417,144
Cash                                                             681            453                          1,134
Receivables:
  Investment securities sold                                      75          3,142                          3,217
  Capital shares sold                                          3,277            723                          4,000
  Dividends and interest                                           0             12                             12
Other assets                                                       0              0                              0
                                                         -----------    -----------     -----------    -----------
    Total Assets                                             255,895        169,612                        425,507
                                                         -----------    -----------     -----------    -----------

Liabilities

Payables:
  Investment securities purchased                             13,431          1,281                         14,712
  Capital shares redeemed                                      1,066            694                          1,760
  Advisory fee                                                   183            132                            315
  Shareholder servicing fees                                      23             24                             47
  Accounting fees                                                  4              3                              7
  Distribution fees                                               47             38                             85
  Other                                                           17             17                             34
                                                         -----------    -----------     -----------    -----------
    Total Liabilities                                         14,771          2,189                         16,960
                                                         -----------    -----------     -----------    -----------


Net Assets                                                  $241,124       $167,423                       $408,547
                                                         ===========    ===========     ===========    ===========

Capital shares:
  Authorized (Par value $0.01 per share)                     100,000        100,000                        200,000
                                                         ===========    ===========     ===========    ===========
  Outstanding                                                  9,894          6,565            305*         16,764
                                                         ===========    ===========     ===========    ===========
Net Asset Value, Offering and
Redemption Price Per Share                                    $24.37         $25.50                         $24.37
                                                         ===========    ===========     ===========    ===========

*Adjustment to reflect the exchange of shares outstanding from Founders Frontier Fund to Founders Discovery Fund.

 See Notes to Financial Statements

Statements of Operations
UNAUDITED

For the year ended
December 31, 1998                                          Discovery       Frontier       Pro Forma      Pro Forma
(In Thousands)                                                  Fund           Fund     Adjustments       Combined
                                                         -----------    -----------     -----------    -----------
Investment Income:
Income:
  Dividends                                                      $41           $350                           $391
  Interest                                                     1,356          1,148                          2,504
  Foreign taxes withheld                                         (2)           (30)                           (32)
                                                         -----------    -----------     -----------    -----------
    Total Investment Income                                    1,395          1,468                          2,863
                                                         -----------    -----------     -----------    -----------
Expenses:
  Advisory fees                                                2,169          1,847          (302)*          3,714
  Shareholder servicing fees                                     294            323           (43)#            574
  Accounting fees                                                 52             44                             96
  Distribution fees                                              543            462                          1,005
  Transfer agency expenses                                        91             99           (10)#            180
  Registration fees                                               27             27           (22)#             32
  Postage and mailing expenses                                    27             29            (3)#             53
  Custodian fees and expenses                                     26             25            (7)#             44
  Printing expenses                                              106            111           (11)#            206
  Legal and audit fees                                            15             14           (11)#             18
  Directors' fees and expenses                                    14             12                             26
  Line of Credit expenses                                         11              9            (7)#             13
  Other expenses                                                  41             39                             80
                                                         -----------    -----------     -----------    -----------
    Total Expenses                                             3,416          3,041           (416)          6,041
    Earnings Credits                                            (43)           (39)                           (82)
    Expense Offset to Broker Commissions                         (3)            (1)                            (4)
                                                         -----------    -----------     -----------    -----------
    Net Expenses                                               3,370          3,001           (416)          5,955
                                                         -----------    -----------     -----------    -----------
      Net Investment Income (Loss)                           (1,975)        (1,533)             416        (3,092)
                                                         -----------    -----------     -----------    -----------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions

Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold                    265,336        243,409                        508,745
  Proceeds from long-term U.S. Government Obligations              0              0                              0
  Cost of securities sold                                    241,450        235,370                        476,820
                                                         -----------    -----------     -----------    -----------
   Net Realized Gain (Loss) from Security Transactions        23,886          8,039                         31,925
   Net Realized Gain (Loss) from
     Foreign Currency Transactions                                 0              0                              0
   Net Change in Unrealized Appreciation/Depreciation         10,818          2,286                         13,104
                                                         -----------    -----------     -----------    -----------
     Net Realized and Unrealized Gain on
      Investments and Foreign Currency Transactions           34,704         10,325                         45,029
                                                         -----------    -----------     -----------    -----------

Net Increase (Decrease) in Net
 Assets Resulting from Operations                            $32,729         $8,792            $416        $41,937
                                                         ===========    ===========     ===========    ===========

Purchases of long-term securities                           $232,192       $183,421                       $415,613
                                                         ===========    ===========     ===========    ===========
Purchases of long-term U.S. Government Obligations                $0             $0                             $0
                                                         ===========    ===========     ===========    ===========

*Reflects adjustments to Advisory fees based on the surviving Fund's contractual fee obligation.

#Reflects elimination of duplicate services or fees.

 See Notes to Financial Statements


PRO FORMA NOTES TO FINANCIAL STATEMENTS
UNAUDITED


NOTE 1- BASIS OF COMBINATION. Founders Funds, Inc. is a diversified open-end management investment company registered under the Investment Company act of 1940 and presently consists of 11 no-load Founders Funds. The Pro Forma Statement of Assets and Liabilities, including the Statement of Investments at December 31, 1998 and the related Statement of Operations ("Pro Forma Statements") for the year ended December 31, 1998, reflect the accounts of Founders Frontier Fund and Founders Discovery Fund (individually a "Fund").

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Founders Frontier Fund in exchange for shares in Founders Discovery Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Founders Frontier Fund for pre-combination periods will not be restated. The Pro Forma Statements do not reflect the expenses of either Fund in carrying out its obligations under the proposed Plan of Reorganization.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund which are incorporated by reference in the Statement of Additional Information.

NOTE 2- SHARES OUTSTANDING. Shareholders of Founders Frontier Fund would become Shareholders of Founders Discovery Fund receiving shares of Founders Discovery Fund equal to the value of their holdings in Founders Frontier Fund.

NOTE 3- PRO FORMA OPERATIONS. The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Operating expenses include the actual expenses of each Fund and the combined Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The Advisory Fees have been calculated for the combined fund based on contractual rates expected to be in effect for the Founders Discovery Fund at the time of reorganization at the combined level of average net assets for the twelve months ended December 31, 1998.

                                OTHER INFORMATION



ITEM 15.   INDEMNIFICATION

         Indemnification provisions for officers and directors of Registrant are set forth in Article XII of the Bylaws, and are hereby incorporated by reference. See Item 16(2) below. Under this Article, officers and directors will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the 1940 Act, and the rules thereunder. Under the 1940 Act, directors and officers of Registrant cannot be protected against liability to Registrant or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. Registrant also maintains liability insurance policies covering its directors and officers.

ITEM 16.  EXHIBITS

(1)    (a) Articles of  Incorporation  of Founders Funds,  Inc.,  dated June 19,
           1987.(1)

       (b) Articles  Supplementary to   the  Articles  of  Incorporation,  filed
           November 25, 1987.(1)

       (c) Articles Supplementary to Articles of Incorporation, filed February 25, 1988.(1)

       (d) Articles Supplementary to Articles of Incorporation, filed December 12, 1989.(1)

       (e) Articles Supplementary to Articles of Incorporation, filed May 3, 1990.(1)

       (f) Articles Supplementary to Articles of Incorporation, filed September 22, 1993.(1)

       (g) Articles Supplementary to Articles of Incorporation, filed December 27, 1995.(1)

       (h) Articles Supplementary to Articles of Incorporation, filed May 20, 1996.(2)

       (i) Articles Supplementary to Articles of Incorporation, filed October 21, 1996.(2)

       (j) Articles Supplementary to Articles of Incorporation, filed April 9, 1997.(3)

(2)        By-Laws of Founders Funds, Inc., as of November 18, 1997.(4)

(3)        Not applicable.

(4) Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A (the Prospectus/Proxy Statement).

(5) Provisions defining the rights of holders of securities are contained in Article Fifth of the Registrant's Articles of Incorporation as amended, and Articles II, IV, VI and IX of the Registrant's Bylaws.

(6)        Investment  Advisory  Agreement   between  Founders  Funds,  Inc. and
           Founders Asset Management LLC, dated April 1, 1998.(4)

(7)    (a) Underwriting Agreement between Founders Fund, Inc. and Premier Mutual
           Fund Services Inc., dated April 1, 1998.(4)

       (b) Form of Distribution and Shareholder Support Agreement for Founders Funds, Inc.(4)

       (c) Form of Distribution and Shareholder Support Agreement for Founders Funds, Inc. (For use with Recordkeeping and Other Services Agreements).(4)

(8)        Not applicable.

(9)    (a) Custody  Agreement  between  Investors  Fiduciary  Trust  Company and
           Founders Funds, Inc., dated January 3, 1994.(2)

       (b) Proposed Fee Schedule, effective August 1996.(2)

(10)       Founders Funds, Inc. 12b-1 Distribution Plan, dated May 29, 1998.(4)

(11) Opinion and consent of Kirkpatrick & Lockhart LLP regarding the legality of securities being registered (filed herewith).

(12) Opinion and consent of Kirkpatrick & Lockhart LLP regarding certain tax matters (filed herewith).

(13)   (a) Shareholder  Services  Agreement, between  Founders  Funds, Inc., and
           Founders Asset Management LLC, dated April 1, 1998.(4)

       (b) Fund  Accounting  and  Administrative  Services  Agreement,   between
           Founders Funds, Inc., and Founders Asset Management LLC, dated April 1, 1998.(4)

(14)       Consent of PricewaterhouseCoopers LLP (filed herewith).

(15)       Not applicable.

(16)       Copies of manually signed Powers of Attorney (filed herewith).

(17)       Additional Exhibits.

      (a)  Form of Proxy Card (filed herewith).

      (b)  Proxy Instructions (filed herewith).

(27)       Financial Data Schedules (filed herewith).

----------------

(1) Filed previously on EDGAR with Post-Effective Amendment No. 60 to the Registration Statement on April 29, 1996 and incorporated herein by reference.

(2) Filed  previously  on EDGAR  with  Post-Effective  Amendment  No.  62 to the
Registration   Statement  on  February  24,  1997  and  incorporated  herein  by reference.

(3) Filed  previously  on EDGAR  with  Post-Effective  Amendment  No.  63 to the
Registration   Statement  on  February  27,  1998  and  incorporated  herein  by reference.

(4) Filed  previously  on EDGAR  with  Post-Effective  Amendment  No.  64 to the
Registration   Statement  on  February  22,  1999  and  incorporated  herein  by reference.


ITEM 17.  UNDERTAKINGS

         (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As  required  by  the  Securities   Act  of  1933,  as  amended,   this
Registration Statement has been signed on behalf of the Registrant, in the County Suffolk, and the State of Massachusetts, on this 5th day of May 1999.


Attest:                                    Founders Funds, Inc.


/s/ Margaret W. Chambers                   By: /s/ Marie E. Connolly
---------------------------                   -------------------------
Margaret W. Chambers                           Marie E. Connolly
Secretary                                      President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                              Title                           Date
---------                              -----                           ----

/s/ Marie E. Connolly            President and Treasurer             May 5, 1999
---------------------------
Marie E. Connolly



/s/ Jay A. Precourt*             Chairman and Director               May 5, 1999
---------------------------
Jay A. Precourt



/s/ Alan S. Danson*              Director                            May 5, 1999
---------------------------
Alan S. Danson



/s/ Joan D. Manley*              Director                            May 5, 1999
---------------------------
Joan D. Manley



/s/ Trygve E. Myhren*            Director                            May 5, 1999
---------------------------
Trygve E. Myhren



/s/ Eugene H. Vaughan, Jr.*      Vice Chairman and Director          May 5, 1999
---------------------------
Eugene H. Vaughan, Jr.

/s/ Robert P. Mastrovita*        Director                            May 5, 1999
---------------------------
Robert P. Mastrovita



/s/ George W. Phillips*          Director                            May 5, 1999
---------------------------
George W. Phillips



/s/ Kenneth R. Christoffersen                                        May 5, 1999
-----------------------------
* Kenneth R. Christoffersen
  Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBITS

(11) Opinion and consent of Kirkpatrick & Lockhart LLP regarding the legality of securities being registered.

(12) Opinion and consent of Kirkpatrick & Lockhart LLP regarding certain tax matters.

(14)    Consent of PricewaterhouseCoopers LLP.

(16)    Copies of manually signed Powers of Attorney.

(17)    Additional Exhibits.

    (a) Form of Proxy Card.

    (b) Proxy Instructions.

(27)    Financial Data Schedules.